Capital Management - Percentages of Liabilities to Assets Ratio Used for Monitoring Capital (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2019 TWD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 TWD ($)
Disclosure of objectives, policies and processes for managing capital [abstract]
Total liabilities	$ 14,775,302	$ 493,992	$ 15,112,545
Total assets	$ 34,305,887	$ 1,146,970	$ 33,133,718
Liabilities to assets ratio	43.07%	43.07%	45.61%